                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 17, 2006
                                 --------------

                              EMPIRE RESORTS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                  001-12522                 13-3714474
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)            Identification No.)

  701 N. Green Valley Parkway, Suite 200, Henderson, NV            89074
--------------------------------------------------------------------------------
      (Address of principal executive offices)                  (zip code)

Registrant's telephone number, including area code: (702) 990-3355
                                                    --------------

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March 14, 2006,  through its  subsidiaries,  Empire  Resorts,  Inc. (the
"COMPANY")  entered into a series of agreements (the  "AGREEMENTS") with the St.
Regis Mohawk Tribe (the  "MOHAWKS")  and the St. Regis Mohawk  Gaming  Authority
(the "AUTHORITY") which provide for the development of a Class III Indian casino on land adjacent to Monticello Raceway (the "RACEWAY").

     The  Agreements  provide  for  the  development,  construction,  financing, operation and management of the proposed  casino,  including  certain  exclusive rights granted to the Company and its subsidiaries. The agreements include (i) a
Second  Amended  and  Restated  Land  Purchase  Agreement  (the  "LAND  PURCHASE
AGREEMENT")  between the  Authority  and  Monticello  Raceway  Management,  Inc.
("MONTICELLO  RACEWAY  MANAGEMENT"),  a (ii) Second Amended and Restated  Shared
Facilities  Agreement (the "SHARED FACILITIES  AGREEMENT") between the Authority and Monticello  Raceway  Management,  (iii) a Second Amended and Restated Gaming
Facility  Management  Agreement (the "MANAGEMENT  AGREEMENT") among the Mohawks,
the  Authority  and  Monticello  Casino  Management,   LLC  ("MONTICELLO  CASINO
MANAGEMENT") and (iv) a Second Amended and Restated Gaming Facility  Development
and Construction Agreement (the "DEVELOPMENT  AGREEMENT") among the Mohawks, the
Authority and Monticello Raceway Development  Company,  LLC ("MONTICELLO RACEWAY
DEVELOPMENT").

     Under the Land  Purchase  Agreement,  Monticello  Raceway  Management  will convey fee  simple  title to a site near the  Raceway  to the  United  States of
America,   in  trust  for  the  benefit  of  the  Mohawks.   Monticello  Raceway
Management's   obligation   to  deliver  the  property  is  subject  to  certain
conditions,  including financing and approval of the transaction by the National
Indian Gaming  Commission and the Bureau of Indian Affairs and the entering into a gaming compact with the State of New York. The closing is required to occur on or before June 30, 2006.

     Under the Shared  Facilities  Agreement,  during the term of the Management
Agreement, the Authority shall, among other things, cause the proposed casino to be continually  operated on a year-round basis,  seven (7) days a week;  operate the proposed casino in a first class manner; operate the proposed casino under a name mutually agreeable to the Authority and Monticello Raceway Management;  and
not  use  the  site  for  any  purpose  of  than   gaming  and  any   incidental
entertainment, parking, restaurant or retail facilities in connection therewith.
At the same time,  under the Shared  Facilities  Agreement,  Monticello  Raceway
Management  shall,  among  other  things,  operate  the Raceway in a first class
manner  and  may  use  the  facility  for  other   purposes  such  as  a  hotel,
entertainment,  retail and other  similar uses except for casino  gaming,  other than such gaming as is permitted under state law (e.g.,  operating video lottery terminals and pari-mutuel wagering).

     Under the  Development  Agreement,  the Authority has appointed  Monticello
Raceway  Development  as its agent and  granted  it the  exclusive  right as the
Authority's  agent to design,  engineer,  develop,  construct,  and  furnish the casino until the  expiration or  termination  of the  Management  Agreement.  As developer,  Monticello  Raceway  Development  will be responsible  for planning, hiring and supervising the  architects,  designers,  contractors and consultants and the purchasing of equipment,  materials and supplies in connection  with the development and construction of the casino, subject to certain consent rights of the Authority. Monticello Raceway Development is to receive a fee of 5% of total project  costs,  which costs are subject to a ceiling of  $600,000,000,  and may include  reimbursement to Monticello  Raceway  Development of development  costs incurred by Monticello Raceway Development and its affiliates in connection with the project.

     Monticello Casino Management, the Authority and the Mohawks are the parties to the Management  Agreement,  which becomes  effective upon its approval by the
Chairman of the National Indian Gaming Commission.  It should be noted that such approval  cannot become  effective prior to the closing date for the transfer of the site under the Land Purchase  Agreement.  The Management  Agreement provides for a monthly management fee to be paid to Monticello Casino Management equal to
30% of the net revenues of the casino as defined in the Management Agreement.

     Monticello  Casino  Management has exclusive  rights to such management for seven years from the  commencement of operations,  but has no titled interest to the  casino or any right to manage  Class II gaming  activities  at the  casino.
Subject to the approval of a management business board selected by the Authority and Monticello  Casino  Management,  Monticello Casino Management is to hire the general manager for the casino,  install systems for monitoring of all funds and approve all expenditures  subject to the capital and operating  budgets approved by the management business board. The general manager must ensure that qualified members  of the  Mohawks  are  given  preference  in  recruiting,  training  and employment.

     All of the provisions of the above agreements relating to the management of the casino are subject to review and  approval  by the  National  Indian  Gaming
Commission  and the  Secretary  of the  Interior  prior to  becoming  effective.
Pending such  approval and as a result of such review,  such  provisions  may be amended or supplemented by the parties.

     The foregoing summary of the Agreements does not purport to be complete and is subject to and  qualified  in its entirety by reference to the actual text of such  agreements,  copies of which are attached  hereto as EXHIBITS 10.1,  10.2,
10.3 and 10.4 and incorporated herein by reference.

Item 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

        Exhibit No.      Exhibits
        -----------      --------

        10.1         Second  Amended and  Restated  Gaming  Facility  Management
                     Agreement  by and among the St.  Regis  Mohawk  Tribe,  St.
                     Regis  Mohawk  Gaming   Authority  and  Monticello   Casino
                     Management,  L.L.C.,  dated as of  December  1, 2005 (filed without  exhibits or schedules,  all of which are available upon request, without cost).
        10.2         Second  Amended  and  Restated   Gaming   Development   and
                     Construction  Agreement  by and among the St.  Regis Mohawk
                     Tribe,  St. Regis Mohawk Gaming  Authority  and  Monticello
                     Raceway Development  Company,  L.L.C., dated as of December
                     1, 2005 (filed without exhibits or schedules,  all of which are available upon request, without cost).

        10.3         Second Amended and Restated Land Purchase  Agreement by and
                     between St. Regis Mohawk Gaming  Authority  and  Monticello
                     Raceway  Management,  Inc.,  dated as of  December  1, 2005
                     (filed  without  exhibits  or  schedules,  all of which are available upon request, without cost).
        10.4         Second Amended and Restated Shared Facilities  Agreement by
                     and  between  St.  Regis  Mohawk   Gaming   Authority   and
                     Monticello Raceway  Management,  Inc., dated as of December
                     1, 2005 (filed without exhibits or schedules,  all of which are available upon request, without cost).

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                                EMPIRE RESORTS, INC.

Dated: March 20, 2006                           By: /s/ Ronald J. Radcliffe
                                                   -------------------------------------------------
                                                     Name: Ronald J. Radcliffe
                                                     Title: Chief Financial Officer